SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2002

RADIANT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia    30022
                        (Address of principal executive offices)                           (Zip Code)

Registrant’s telephone number, including area code: (770) 576-6000

(Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS.

On July 25, 2002, the Company issued a press release announcing its financial results for the three and six months ended June 30, 2002. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements: None

(b)	Pro Forma Financial Statements: None

(c)	Exhibits. The following exhibits are filed with this Report:

99.1—Press Release of the Registrant (July 25, 2002)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

/S/ JOHN H. HEYMAN
By:
John H. Heyman Co-Chief Executive Officer and Chief Financial Officer

Dated: July 25, 2002

EXHIBIT INDEX

Exhibit Number	Exhibit Name
  99.1           Press Release dated July 25, 2002